EXHIBIT 99.2

                            Agreement of Joint Filing

      Pursuant to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned persons hereby agree to file with the Securities and Exchange Commission the Statement on Schedule 13D (the "Statement") to which this Agreement is attached as an exhibit, and agree that such Statement, as so filed, is filed on behalf of each of them.

      This Agreement of Joint Filing supersedes and replaces the Agreement of Joint Filing dated January 19, 2005.

      IN WITNESS WHEREOF, the undersigned have executed this Agreement.

Dated:  April 19, 2005

                                       BARINGTON COMPANIES EQUITY PARTNERS, L.P.
                                       By: Barington Companies Investors, LLC,
                                          its general partner


                                       By: /s/ James A. Mitarotonda
                                          ------------------------------
                                       Name: James A. Mitarotonda
                                       Title: Managing Member


                                       BARINGTON COMPANIES INVESTORS, LLC


                                       By: /s/ James A. Mitarotonda
                                           -----------------------------
                                       Name: James A. Mitarotonda
                                       Title: Managing Member


                                       /s/ James A. Mitarotonda
                                       ---------------------------------
                                       James A. Mitarotonda



                                       BARINGTON COMPANIES OFFSHORE FUND, LTD.
                                       (BVI)


                                       By: /s/ James A. Mitarotonda
                                           -----------------------------
                                       Name: James A. Mitarotonda
                                       Title: President

                                       BARINGTON COMPANIES ADVISORS, LLC



                                       By: /s/ James A. Mitarotonda
                                           -----------------------------
                                       Name: James A. Mitarotonda
                                       Title: Managing Member

                                       BARINGTON CAPITAL GROUP, L.P.
                                       By:  LNA Capital Corp., its general
                                            partner

                                       By: /s/ James A. Mitarotonda
                                           -----------------------------
                                       Name: James A. Mitarotonda
                                       Title: President and CEO


                                       LNA CAPITAL CORP.


                                       By: /s/ James A. Mitarotonda
                                           -----------------------------
                                       Name: James A. Mitarotonda
                                       Title: President and CEO


                                       PARCHE, LLC
                                       By: Admiral Advisors, LLC, its managing
                                           member


                                       By: /s/ Morgan B. Stark
                                           -----------------------------
                                       Name: Morgan B. Stark
                                       Title: Authorized Signatory



                                       STARBOARD VALUE & OPPORTUNITY FUND, LLC
                                       By: Admiral Advisors, LLC, its managing
                                           member


                                       By: /s/ Morgan B. Stark
                                           -----------------------------
                                       Name: Morgan B. Stark
                                       Title: Authorized Signatory


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                                       RCG EQUITY MARKET NEUTRAL MASTER FUND,
                                       LTD.


                                       By: /s/ Morgan B. Stark
                                          ------------------------------
                                        Name: Morgan B. Stark
                                        Title: Authorized Signatory


                                       RCG HALIFAX FUND, LTD.


                                       By: /s/ Morgan B. Stark
                                          ------------------------------
                                        Name: Morgan B. Stark
                                        Title: Authorized Signatory


                                       ADMIRAL ADVISORS, LLC
                                       By:  Ramius Capital Group, LLC, its
                                            sole member


                                       By: /s/ Morgan B. Stark
                                           -----------------------------
                                       Name: Morgan B. Stark
                                       Title: Authorized Signatory


                                       RAMIUS CAPITAL GROUP, LLC
                                       By: C4S & Co., LLC, its Managing Member


                                       By: /s/ Morgan B. Stark
                                           -----------------------------
                                       Name: Morgan B. Stark
                                       Title: Managing Member


                                       C4S & CO., LLC



                                       By: /s/ Morgan B. Stark
                                           -----------------------------
                                       Name: Morgan B. Stark
                                       Title: Managing Member



                                       /s/ Morgan B. Stark
                                       -------------------------
                                       Morgan B. Stark
                                       Attorney-in-Fact for Peter A. Cohen

                                       /s/ Morgan B. Stark
                                       --------------------------
                                       Morgan B. Stark


                                       /s/ Morgan B. Stark
                                       --------------------------
                                       Morgan B. Stark
                                       Attorney-in-Fact for Jeffrey M. Solomon


                                       /s/ Morgan B. Stark
                                       --------------------------
                                       Morgan B. Stark
                                       Attorney-in-Fact for Thomas W. Strauss


                                       MILLENCO, L.P.
                                       By: Millennium Management, L.L.C., its
                                           general partner


                                       By: /s/ Terry Feeney
                                           -----------------------------
                                       Name: Terry Feeney
                                       Title: Chief Operating Officer


                                       MILLENNIUM MANAGEMENT, L.L.C.


                                       By: /s/ Terry Feeney
                                           ----------------------
                                       Name: Terry Feeney
                                       Title: Chief Operating Officer


                                       /s/ Israel A. Englander
                                       ---------------------------------
                                       Israel A. Englander